Exhibit 24.1

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 1, 2009

/s/ Robert S. Ball
ROBERT S. BALL

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 12, 2009

/s/ William A. Furman
WILLIAM A. FURMAN

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 30, 2009

/s/ Scott Lewis
SCOTT LEWIS

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 1, 2009

/s/ Kenneth M. Novack
KENNETH M. NOVACK

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 5, 2009

/s/ Jean Reynolds
JEAN REYNOLDS

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 7, 2009

/s/ Jill Schnitzer Edelson
JILL SCHNITZER EDELSON

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 1, 2009

/s/ Ralph Shaw
RALPH SHAW

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 1, 2009

/s/ Judith Johansen
JUDITH JOHANSEN

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 1, 2009

/s/ William D. Larsson
WILLIAM LARSSON

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 1, 2009

/s/ John D. Carter
JOHN D. CARTER

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 13, 2009

/s/ Wayland R. Hicks
WAYLAND R. HICKS

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2009 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 10, 2009

/s/ David J. Anderson
DAVID J. ANDERSON